UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 10, 2014

EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its
charter)

INDIANA
(State of incorporation or organization)

0-23264
(Commission file number)

35‑1542018
(I.R.S. Employer
Identification No.)

ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of shareholders of Emmis Communications Corporation held on July 10, 2014, the following directors were elected, and the following additional proposals were voted upon and adopted:
Election of Directors by Common Shareholders:

	Shareholder Votes		Broker
Director	For	Withheld	Non-Votes
Richard A. Leventhal	58,399,150	2,787,956	17,901,125
Lawrence B. Sorrel	55,698,812	5,488,294	17,901,125
Peter A. Lund	10,846,845	4,645,621	17,901,125

	Shareholder Votes			Broker
Proposal	For	Against	Abstain	Non-Votes
Proposal to ratify the selection of Ernst & Young LLP as Emmis Communications Corporation’s independent registered public accountants for the fiscal year ending February 28, 2015	78,448,833	25,567	613,831	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: July 15, 2014
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary